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                                                                  EXHIBIT (n)(2)

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

                                     FORM OF
                                   SCHEDULE A
                           MINIMUM INITIAL INVESTMENTS

CLASS N SHARES                                                  MINIMUM INITIAL
                                                                ---------------
                                                                   INVESTMENT
                                                                   ----------

ABN AMRO/Montag & Caldwell Growth Fund                               $2,500
ABN AMRO/Montag & Caldwell Balanced Fund                             $2,500
ABN AMRO/Chicago Capital Growth Fund                                 $2,500
ABN AMRO/Talon Mid Cap Fund                                          $2,500
ABN AMRO/Chicago Capital Small Cap Value Fund                        $2,500
ABN AMRO/Chicago Capital Balanced Fund                               $2,500
ABN AMRO/Chicago Capital Bond Fund                                   $2,500
ABN AMRO/Chicago Capital Municipal Bond Fund                         $2,500
ABN AMRO/Chicago Capital Money Market Fund                           $2,500
ABN AMRO/Veredus Aggressive Growth Fund                              $2,500
ABN AMRO/Veredus Growth Leaders Fund                                 $2,500
ABN AMRO/Veredus SciTech  Fund                                       $2,500
ABN AMRO/TAMRO Large Cap Value Fund                                  $2,500
ABN AMRO/TAMRO Small Cap  Fund                                       $2,500
Blairlogie Emerging Markets Fund                                     $2,500
Blairlogie International Developed Fund                              $2,500
ABN AMRO Growth Fund                                                 $2,500
ABN AMRO Value Fund                                                  $2,500
ABN AMRO Small Cap Fund                                              $2,500
ABN AMRO International Equity Fund                                   $2,500
ABN AMRO Asian Tigers Fund                                           $2,500
ABN AMRO Latin America Equity Fund                                   $2,500
ABN AMRO Real Estate Fund                                            $2,500
ABN AMRO Europe Equity Growth Fund                                   $2,500

CLASS I SHARES                                                  MINIMUM INITIAL
                                                                ---------------
                                                                   INVESTMENT
                                                                   ----------

Montag & Caldwell Growth Fund                                      $5 million
Montag & Caldwell Balanced Fund                                    $1 million
ABN AMRO/Chicago Capital Bond Fund                                 $2 million
Blairlogie Emerging Markets  Fund                                  $1 million
Blairlogie International Developed Fund                            $1 million
ABN AMRO/Chicago Capital Growth Fund                               $5 million
ABN AMRO/Veredus Aggressive Growth Fund                            $2 million
ABN AMRO Treasury Money Market Fund                                $1 million
ABN AMRO Government Money Market Fund                              $1 million
ABN AMRO Tax-Exempt Money Market Fund                              $1 million
ABN AMRO Money Market Fund                                         $1 million

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CLASS S SHARES                                                  MINIMUM INITIAL
                                                                ---------------
                                                                   INVESTMENT
                                                                   ----------

ABN AMRO Treasury Money Market Fund                                  $2,500
ABN AMRO Government Money Market Fund                                $2,500
ABN AMRO Tax-Exempt Money Market Fund                                $2,500
ABN AMRO Money Market Fund                                           $2,500

CLASS Y SHARES                                                  MINIMUM INITIAL
                                                                ---------------
                                                                   INVESTMENT
                                                                   ----------

ABN AMRO Institutional Prime Money Market Fund                     $5 million
ABN AMRO Institutional Government Money Market Fund                $5 million
ABN AMRO Institutional Treasury Money Market Fund                  $5 million

CLASS YS SHARES                                                 MINIMUM INITIAL
                                                                ---------------
                                                                   INVESTMENT
                                                                   ----------

ABN AMRO Institutional Prime Money Market Fund                     $5 million




As Amended:  March 15, 2001
As Amended:  ______________